EXHIBIT 99.2

Attached please find the collateral strats that break out the full doc loans and the alt loans. Also attached is a collateral strat breaking out the loans greater than 1mm, the updated term sheet, and an excel file which provides the details for the non-full doc programs (scroll to the right to see them). Regarding the allocation of losses, none of the A class certificates ever get written down. To the extent that there are not enough proceeds coming into the deal to pay the A classes, the proceeds are allocated as described in the waterfall on page 8 of the term sheet (where proceeds first go to the A4 class, then the A5 class). Excess spread is used to maintain OC (the language that addresses this is found on page 10 of the term sheet under "extra principal distribution amount" and "excess subordinated amount". In terms of the index, 76% of the hybrids are 6 month LIBOR and 24% are 1 year LIBOR.

Only 2.88% of the loans are over 80 LTV and have MI. The percent breakdown of the MI providers is:

CMAC      5.9%

GEMICO    6.9%

MGIC      3.5%

PMI      41.7%

Radian   34.4%

TRIAD     3.1%

UGIC      4.5%

For the Civil Service relief act, both Countrywide and GreenPoint have reps to not include these types of loans (see below)

Countrywide's rep:

Servicemembers Civil Relief Act. The Mortgagor has not notified Countrywide, and Countrywide has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law;

GreenPoint's rep:

Servicemembers Civil Relief Act. The Mortgagor has not notified Greenpoint, and Greenpoint has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law;

Goldman Sachs                      GSAA 05 08

================================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count: 502
Schedule Balance:      $103,076,709.71
AverageSched Bal:      $205,332.09
GrossWAC: 6.214
NetWAC: 5.962
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.90
Periodic CAP: 1.11
MAXRATE: 11.92
MINRATE: 2.57
MTR: 42.40
MARGIN: 2.57
OLTV: 78.83
COLTV: 89.63
FICO: 709.354
------------------------------------------------------------


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
4.501 - 5.000                                           3.42
5.001 - 5.500                                           9.81
5.501 - 6.000                                          29.74
6.001 - 6.500                                          28.47
6.501 - 7.000                                          20.59
7.001 - 7.500                                           5.68
7.501 - 8.000                                           2.29
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------

------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
0.01 - 50,000.00                                        0.59
50,000.01 - 100,000.00                                  5.98
100,000.01 - 150,000.00                                16.75
150,000.01 - 200,000.00                                18.16
200,000.01 - 250,000.00                                11.72
250,000.01 - 275,000.00                                 4.08
275,000.01 - 350,000.00                                 8.78
350,000.01 - 400,000.00                                 5.84
400,000.01 - 450,000.00                                 5.77
450,000.01 - 500,000.00                                 2.74
500,000.01 - 550,000.00                                 2.57
550,000.01 - 600,000.00                                 3.94
600,000.01 - 750,000.00                                 7.25
750,000.01 - 850,000.00                                 2.27
950,000.01 - 1,000,000.00                               1.88
1,500,000.01 >=                                         1.68
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
350.000                                                 0.12
354.000                                                 0.12
355.000                                                 1.04
356.000                                                 5.26
357.000                                                 3.65
358.000                                                 8.09
359.000                                                45.13
360.000                                                36.59
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
0.000 - 59.999                                         90.99
300.000 - 359.999                                       6.56
360.000 >=                                              2.44
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
0                                                      36.59
1                                                      45.13
2                                                       8.09
3                                                       3.65
4                                                       5.26
5                                                       1.04
6                                                       0.12
10                                                      0.12
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     27.89
AZ                                                     11.95
FL                                                      8.79
GA                                                      5.41
TX                                                      2.61
VA                                                      5.41
OH                                                      2.44
WA                                                      4.35
CO                                                      3.02
MD                                                      4.06
Other                                                  24.07
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.01
50.001 - 60.000                                         0.56
60.001 - 70.000                                         5.37
70.001 - 75.000                                         6.49
75.001 - 80.000                                        85.33
80.001 - 85.000                                         0.09
85.001 - 90.000                                         1.79
90.001 - 95.000                                         0.35
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
50.001 - 60.000                                         0.38
60.001 - 70.000                                         3.19
70.001 - 75.000                                         3.47
75.001 - 80.000                                        19.09
80.001 - 85.000                                         0.67
85.001 - 90.000                                        22.58
90.001 - 95.000                                        37.93
95.001 - 100.000                                       12.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
620.000 - 639.999                                       7.18
640.000 - 659.999                                      14.33
660.000 - 679.999                                       7.43
680.000 - 699.999                                      14.39
700.000 - 719.999                                      16.59
720.000 - 739.999                                       9.58
740.000 - 759.999                                      11.96
760.000 - 779.999                                       8.80
780.000 - 799.999                                       7.41
800.000 - 819.999                                       2.33
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
CMAC                                                    0.60
GEMICO                                                  0.35
MORTGAGE GUARANTY INSURANCE CO                          0.13
OLTV <= 80 - NO MI                                     97.77
PMI MORTGAGE INSURANCE CO                               1.06
RADIAN                                                  0.09
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              50.49
OWNER OCCUPIED                                         45.47
SECOND HOME                                             4.04
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                              8.87
CONDO                                                  11.53
PUD                                                    32.16
SINGLE FAMILY                                          47.44
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           22.04
PURCHASE                                               66.45
RATE/TERM REFI                                         11.51
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
FULL DOC                                              100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                       9.01
Y                                                      90.99
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                   9.01
36.000                                                  8.53
60.000                                                  9.74
120.000                                                72.72
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      27.64
Y                                                      72.36
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      65.44
Y                                                      34.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  65.44
12.000                                                  1.43
30.000                                                  0.10
36.000                                                 32.00
42.000                                                  0.61
60.000                                                  0.41
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Jun 17, 2005 09:19                    Page 1 of 2

------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
0.001 - 10.000                                          0.89
10.001 - 20.000                                         5.04
20.001 - 30.000                                        20.74
30.001 - 40.000                                        49.02
40.001 - 50.000                                        23.61
50.001 - 60.000                                         0.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
CONFORMING                                             67.54
NON CONFORMING                                         32.46
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
1 YEAR LIBOR                                           10.79
6 MONTH LIBOR                                          89.21
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
2.001 - 2.500                                          37.11
2.501 - 3.000                                          62.89
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------

------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
2.000                                                   2.55
3.000                                                   1.27
5.000                                                  96.19
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
1.000                                                  89.21
2.000                                                  10.79
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
9.501 - 10.000                                          1.78
10.001 - 10.500                                         2.08
10.501 - 11.000                                        11.50
11.001 - 11.500                                        14.97
11.501 - 12.000                                        26.85
12.001 - 12.500                                        22.71
12.501 - 13.000                                        14.01
13.001 - 13.500                                         4.21
13.501 - 14.000                                         1.89
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
2.001 - 2.500                                          37.11
2.501 - 3.000                                          62.89
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      91.20
2                                                       3.74
3                                                       2.44
4                                                       2.62
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
10 YEAR ARM                                             0.67
2 YEAR ARM                                              1.27
3 YEAR ARM                                             69.54
5 YEAR ARM                                             27.90
7 YEAR ARM                                              0.62
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Self Employment Flag                                 Percent
------------------------------------------------------------
N                                                      88.69
Y                                                      11.31
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
COUNTRYWIDE                                            10.79
GREENPOINT                                             89.21
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Jun 17, 2005 09:19                    Page 2 of 2

Goldman Sachs                     GSAA 05 08

================================================================================

Stats
Count: 220
Schedule Balance:      $122,670,582.80
AverageSched Bal:      $557,593.56
GrossWAC: 6.012
NetWAC: 5.755
OTERM: 360
RTERM: 360
ATERM: 359
AGE: 0
First CAP: 4.09
Periodic CAP: 2.00
MAXRATE: 11.32
MINRATE: 2.26
MTR: 52.26
MARGIN: 2.26
OLTV: 75.62
COLTV: 84.80
FICO: 710.296


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
4.501 - 5.000                                           2.84
5.001 - 5.500                                          14.11
5.501 - 6.000                                          46.64
6.001 - 6.500                                          21.62
6.501 - 7.000                                          12.51
7.001 - 7.500                                           1.89
7.501 - 8.000                                           0.38
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
350,000.01 - 400,000.00                                16.50
400,000.01 - 450,000.00                                15.69
450,000.01 - 500,000.00                                 8.88
500,000.01 - 550,000.00                                 6.38
550,000.01 - 600,000.00                                 8.98
600,000.01 - 750,000.00                                19.29
750,000.01 - 850,000.00                                 5.13
850,000.01 - 950,000.00                                 4.47
950,000.01 - 1,000,000.00                               5.68
1,000,000.01 - 1,250,000.00                             3.57
1,250,000.01 - 1,500,000.00                             3.54
1,500,000.01 >=                                         1.89
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
356.000                                                 0.54
357.000                                                 4.12
358.000                                                 4.75
359.000                                                22.12
360.000                                                68.47
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
0.000 - 59.999                                         89.70
300.000 - 359.999                                       5.80
360.000 >=                                              4.50
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
0                                                      68.47
1                                                      22.12
2                                                       4.75
3                                                       4.12
4                                                       0.54
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     62.04
FL                                                      7.30
CO                                                      3.56
NV                                                      3.22
IL                                                      3.57
VA                                                      2.74
NJ                                                      1.87
WA                                                      1.70
AZ                                                      1.23
HI                                                      1.76
Other                                                  11.01
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.82
50.001 - 60.000                                         5.73
60.001 - 70.000                                        14.91
70.001 - 75.000                                        13.49
75.001 - 80.000                                        63.34
85.001 - 90.000                                         1.41
90.001 - 95.000                                         0.31
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.29
50.001 - 60.000                                         2.55
60.001 - 70.000                                        11.20
70.001 - 75.000                                         6.80
75.001 - 80.000                                        26.19
80.001 - 85.000                                         2.97
85.001 - 90.000                                        22.75
90.001 - 95.000                                         6.02
95.001 - 100.000                                       21.22
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
0.000 - 19.999                                          0.53
620.000 - 639.999                                       1.33
640.000 - 659.999                                       9.40
660.000 - 679.999                                      12.74
680.000 - 699.999                                      18.54
700.000 - 719.999                                      21.63
720.000 - 739.999                                       9.97
740.000 - 759.999                                      13.44
760.000 - 779.999                                       9.18
780.000 - 799.999                                       2.39
800.000 - 819.999                                       0.84
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
CMAC                                                    0.35
GEMICO                                                  0.69
OLTV <= 80 - NO MI                                     98.29
PMI MORTGAGE INSURANCE CO                               0.37
TRIAD                                                   0.31
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              10.00
OWNER OCCUPIED                                         84.78
SECOND HOME                                             5.22
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                              3.60
CONDO                                                  11.70
PUD                                                    24.22
SINGLE FAMILY                                          60.49
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           18.40
PURCHASE                                               74.19
RATE/TERM REFI                                          7.41
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
ALT DOC                                               100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                      10.30
Y                                                      89.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                  10.30
36.000                                                 26.79
60.000                                                 62.91
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      42.45
Y                                                      57.55
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      89.32
Y                                                      10.68
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  89.32
12.000                                                  5.89
36.000                                                  2.31
60.000                                                  2.48
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
<= 0.000                                                2.96
0.001 - 10.000                                          0.73
10.001 - 20.000                                         3.44
20.001 - 30.000                                        16.41
30.001 - 40.000                                        38.71
40.001 - 50.000                                        35.10
50.001 - 60.000                                         2.64
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
NON CONFORMING                                        100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
1 YEAR LIBOR                                          100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
2.001 - 2.500                                          98.96
2.501 - 3.000                                           0.73
3.001 - 3.500                                           0.31
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
2.000                                                  30.34
5.000                                                  69.66
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
2.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
9.501 - 10.000                                          1.33
10.001 - 10.500                                         7.48
10.501 - 11.000                                        41.38
11.001 - 11.500                                        21.20
11.501 - 12.000                                        12.80
12.001 - 12.500                                         7.06
12.501 - 13.000                                         6.86
13.001 - 13.500                                         1.89
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------


                               Jun 17, 2005 09:19                    Page 1 of 2

Goldman Sachs                     GSAA 05 08

================================================================================


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
2.001 - 2.500                                          98.96
2.501 - 3.000                                           0.73
3.001 - 3.500                                           0.31
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      96.40
2                                                       2.61
3                                                       0.98
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
3 YEAR ARM                                             30.34
5 YEAR ARM                                             69.66
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Self Employment Flag                                 Percent
------------------------------------------------------------
N                                                      62.30
Y                                                      37.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
COUNTRYWIDE                                           100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Jun 17, 2005 09:19                    Page 2 of 2

Goldman Sachs                     GSAA 05 08

================================================================================


Stats
Count: 18
Schedule Balance:      $23,030,835.78
AverageSched Bal:      $1,279,490.88
GrossWAC: 6.244
NetWAC: 5.994
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 5.00
Periodic CAP:     1.70
MAXRATE: 11.54
MINRATE: 2.40
MTR: 51.95
MARGIN: 2.40
OLTV: 68.93
COLTV: 74.76
FICO: 705.279


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
5.501 - 6.000                                          56.14
6.001 - 6.500                                          16.30
6.501 - 7.000                                          27.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
1,000,000.00 - 1,249,999.99                            51.09
1,250,000.00 - 1,499,999.99                            24.78
1,500,000.00 - 1,749,999.99                            14.04
2,250,000.00 - 2,499,999.99                            10.09
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
354.000                                                 4.57
357.000                                                 9.22
359.000                                                39.66
360.000                                                46.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
0.000 - 59.999                                         83.83
300.000 - 359.999                                       9.96
360.000 >=                                              6.21
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
0                                                      46.56
1                                                      39.66
3                                                       9.22
6                                                       4.57
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     64.56
DC                                                      5.08
DE                                                      4.67
FL                                                      4.34
HI                                                      4.34
MD                                                      6.25
NJ                                                      4.55
TX                                                      6.21
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
50.001 - 60.000                                        15.20
60.001 - 70.000                                        57.50
75.001 - 80.000                                        27.30
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
50.001 - 60.000                                         6.51
60.001 - 70.000                                        48.53
75.001 - 80.000                                        17.59
85.001 - 90.000                                        27.36
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
640.000 - 659.999                                      18.07
660.000 - 679.999                                      10.59
680.000 - 699.999                                      15.83
700.000 - 719.999                                      20.46
720.000 - 739.999                                      14.10
740.000 - 759.999                                      10.86
760.000 - 779.999                                      10.09
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
OLTV <= 80 - NO MI                                    100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                               8.75
OWNER OCCUPIED                                         79.06
SECOND HOME                                            12.20
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
CONDO                                                   4.34
PUD                                                    11.67
SINGLE FAMILY                                          83.99
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           22.84
PURCHASE                                               72.81
RATE/TERM REFI                                          4.34
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
ALT DOC                                                65.33
FULL DOC                                                7.52
STATED DOC                                             27.14
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                      16.17
Y                                                      83.83
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                  16.17
60.000                                                 60.45
120.000                                                23.38
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      55.04
Y                                                      44.96
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      93.75
Y                                                       6.25
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  93.75
12.000                                                  6.25
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
10.001 - 20.000                                        10.09
20.001 - 30.000                                        44.78
30.001 - 40.000                                        36.44
40.001 - 50.000                                         8.68
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
NON CONFORMING                                        100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
1 YEAR LIBOR                                           70.41
6 MONTH LIBOR                                          29.59
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
2.001 - 2.500                                          70.41
2.501 - 3.000                                          29.59
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
5.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
1.000                                                  29.59
2.000                                                  70.41
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
10.501 - 11.000                                        51.57
11.001 - 11.500                                        10.09
11.501 - 12.000                                        13.32
12.001 - 12.500                                         6.21
12.501 - 13.000                                        18.81
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
2.001 - 2.500                                          70.41
2.501 - 3.000                                          29.59
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                     100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
3 YEAR ARM                                             29.59
5 YEAR ARM                                             70.41
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Self Employment Flag                                 Percent
------------------------------------------------------------
N                                                      33.61
Y                                                      66.39
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
COUNTRYWIDE                                            70.41
GREENPOINT                                             29.59
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Jun 17, 2005 09:56                    Page 1 of 1

        SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_08'


                                             Total               Scheduled          Original
Criteria                                     Loans     %          Balance           Balance      WAC   LPMIRATE  SFEE    NWAC
--------                                     -----    ---         -------           -------      ---   --------  ----    ----
ALT                                           13     1.117     $6,774,955.00     $6,774,955.00   5.73    0.035   0.25   5.445
FULL                                          22     1.833    $11,123,109.57    $11,126,484.00   5.59    0.022   0.25   5.317
FULL DOCUMENTATION                           480     15.16    $91,953,600.14    $91,965,713.00   6.29        0   0.25    6.04
NID - NO INCOME DISCLOSURE                    15     0.737     $4,469,499.42     $4,469,750.00   6.38        0   0.25   6.129
NID/NAD - NO INCOME OR ASSET DISCLOSURE        1     0.059       $355,000.00       $355,000.00   6.75        0   0.25     6.5
NID/NED - NO INCOME OR EMPLOYMENT DISCL        8       0.3     $1,819,504.81     $1,820,300.00   6.89        0   0.25    6.64
NID/NED/NAD - NO INCOME, ASSET OR EMPLOY      44      1.59     $9,647,210.95     $9,651,150.00   7.05        0   0.25   6.801
NINA                                           8     0.594     $3,603,231.25     $3,603,320.00   6.31        0   0.25   6.063
PREFERRED                                      7     0.729     $4,422,050.00     $4,422,050.00   5.76        0   0.25   5.514
RED                                          200     18.37   $111,473,577.80   $111,485,770.20   6.04    0.005   0.25   5.783
SISA                                          17      1.53     $9,281,800.35     $9,282,768.00   6.22        0   0.25    5.97
STATED INCOME                              1,310     56.31   $341,610,813.43   $341,596,298.40   6.37        0   0.25   6.122
STATED INCOME/STATED ASSET                    17     0.689     $4,178,609.35     $4,179,550.00   6.42        0   0.25   6.166
STATED INCOME/STATED ASSET - NIV              19     0.985     $5,978,745.58     $5,981,850.00    6.5        0   0.25   6.249
Total:                                     2,161       100   $606,691,707.65   $606,714,958.60   6.28    0.002   0.25   6.032



(NID - ROW #4)
The loan does not require disclosure of income. Verification of income as well as documentation (such as tax returns or W-2's are not required). A 2 year employment history must be provided. Asset verification is restricted to closing costs, including cash reserve. Borrowers must have 2 continuous years of employment with the same employer or be employed in a position in the same line of work deemed to be an advancement in career.


(NID/NAD - ROW #5)
The borrower is not required to disclose income or asset information. Borrowers must have two continuous years of employment with the same employer or be employed in a position in the same line of work deemed to be an advacement in career.


(NID/NED - ROW #6)
This loan does not require disclosure of income or employment. Assets are disclosed and verified.


(NID/NED/NAD - ROW #7)
This loan does not require disclosure of income, employment or assets.


(NINA - ROW #8)
Employment, Income and Assets not stated or verified.


(RED - ROW #10)
Employment stated and verified, income stated and not verified, assets stated and verified.


(SISA - ROW #11)
Employment stated and verified, income stated and not verified, assets stated and not verified.


(STATED INCOME - ROW #12)
This loan does not require verification of income, tax returns, or the like. The borrower's qualifying ratios are determined on the basis of information appearing on the loan application. Stated income should be consistant with income typically derived from the borrower's occupation. This program allows both salaried and self employed borrowers. Self employed borrowers must have 2 consecutive years of self employment. Salaried borrowers must have 2 continuous years of employment with the same employer or be employed in a position in the same line of work deemed to be an advancement in career.


(STATED INCOME/STATED ASSET - ROW #13)
This loan does not require verification of income (tax returns or the like) or assets. The borrower's qualifying ratios and asset position are determined on the basis of information appearing on the loan application. Stated income should be consistant with income typically derived from the borrower's occupation.

Disclaimer:
This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

GSAA-05-08 Price/Yield - A4
Assumption :: Priced at 29 dm / Called / Flat 1monLib 3.24

Balance                              $256,500,000.00                Delay                         0
Coupon                               3.51                           Dated                         6/29/2005
Settle                               6/29/2005                      First Payment                 7/25/2005
Priced at 99.955627 (29 dm)

-------------------------------------------------------------------------------------------------------------------
             Prepay   0 PricingSpeed    50 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
===================================================================================================================
              Yield           3.5388             3.5459              3.5560              3.5704              3.5887
        Disc Margin               27                 28                  29                  30                  32
                WAL            20.56               5.02                2.35                1.33                0.86
           Mod Durn           14.203              4.344               2.186               1.281               0.838
   Principal Window    Jul05 - Jan34      Jul05 - Sep18       Jul05 - Nov11       Jul05 - May09       Jul05 - Jan08
-------------------------------------------------------------------------------------------------------------------
          LIBOR_1MO           3.2400             3.2400              3.2400              3.2400              3.2400
          LIBOR_6MO           3.6275             3.6275              3.6275              3.6275              3.6275
          LIBOR_1YR           3.8500             3.8500              3.8500              3.8500              3.8500
         No Prepays
  Servicer Advances              100%               100%                100%                100%                100%
    Liquidation Lag                0                  0                   0                   0                   0
Optional Redemption         Call (Y)           Call (Y)            Call (Y)            Call (Y)            Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.